INFRARED SYSTEMS INTERNATIONAL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

INFRARED SYSTEMS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Nevada	0-17953	38-3767357
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202    98383

Silverdale, WA

(Address of principal executive offices)           (zip code)

Registrant’s telephone number, including area code: (360) 536-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 20, 2010, Infrared Systems International (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of 50% of the outstanding shares of AquaLiv, Inc. The Company indicated on the Form 8-K that it would file the financial information required under Item 9.01 as provided in Rule 8-04(b) of Regulation S-X. This Amendment is filed to provide the required information.

(1)

Pursuant to Item 9.01 of Form 8-K, set forth below are the financial statements and pro forma financial information relating to the aforementioned acquisition. Such information should be read in conjunction with the Company’s Form 8-K, dated and filed on December 20, 2010.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

 - - - - - - - - -

AUDITED FINANCIAL STATEMENTS

AQUALIV, INC.

Fiscal Years Ending

September 30, 2009 and

September 30, 2010

- - - - - - - - -

BONGIOVANNI & ASSOCIATES, C.P.A’s

Certified Public Accountants

(2)

(3)

BONGIOVANNI & ASSOCIATES, C.P.A.’s

19720 Jetton Road, 3rd Floor

Cornelius, North Carolina 28031 (USA)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

AquaLiv, Inc.

We have audited the accompanying balance sheets of AquaLiv, Inc. (“The Company”) as of September 30, 2010 and September 30, 2009, and the statements of operations, changes in stockholders’equity, and cash flows for the two years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AquaLiv, Inc. as of September 30, 2010 and September 30, 2009, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Bongiovanni & Associates

Bongiovanni & Associates

Certified Public Accountants

Cornelius, North Carolina

March 4, 2011

(4)

AQUALIV, INC.
BALANCE SHEETS
ASSETS
	September 30, 2010	September 30, 2009

CURRENT ASSETS:
Cash and cash equivalents	$7,813	$8,995

Total Current Assets	7,813	8,995

PROPERTY AND EQUIPMENT, NET	3,546	8,750

INVENTORY	3,576	—

TOTAL ASSETS	14,936	17,745
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	298	178
Income tax payable	2,183	1,373
Total Current Liabilities	2,481	1,551
STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 100,000 shares authorized, 100,000 shares issued and outstanding	100	100
Additional paid in capital	—	8,326
Retained earnings	12,354	7,768
Total Stockholders’ Equity	12,454	16,194
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$14,936	$17,745

See accompanying notes and report of independent registered public accounting firm.

(5)

AQUALIV, INC.
STATEMENTS OF OPERATIONS
	For the Years
	Ended September 30,
Sales	$421,570	$ 296,126
Total Revenues	421,570	296,126
COST OF GOODS SOLD	179,593	155,314
GROSS PROFIT	241,977	140,812
OPERATING EXPENSES:
Credit card processing fees	13,891	10,431
Marketing and advertising	68,098	47,498
Payroll expense	82,948	12,143
Rent	20,538	21,508
Other general and administrative	47,862	40,079
Total Operating Expenses	233,336	131,659
INCOME FROM OPERATIONS	8,640	9,153
OTHER INCOME (EXPENSE):	—	-
INCOME BEFORE INCOME TAX PROVISIONS	8,640	9,153

SHAREHOLDER DISTRIBUTION	3,244	-
PROVISIONS FOR INCOME TAX	810	1,373

NET INCOME	$4,587	$ 7,780

BASIC AND FULLY DILUTED NET INCOME PER SHARE	$0.05	$0.08

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	100,000	100,000

See accompanying notes and report of independent registered public accounting firm.

(6)

AQULIV, INC.
STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Stock		Common Stock		Additional paid in capital	Retained Earnings (Deficit)	Total Stockholders' Equity (Deficit)

	Shares	Amount	Shares	Amount

BALANCES, September 30, 2008	—	$—	100,000	$100	$827	$(12)	$916

Stockholder contributions	—	—	—	—	7,498	—	7,498

Net income for the year ended
September 30, 2009	—	—	—	—	—	7,780	7,780

BALANCES, September 30, 2009	—	—	100,000	100	8,326	7,768	16,194

Stockholder distributions
and return of capital	—	—	—	—	(8,326)	—	(8,326)

Net income for the year ended
September 30, 2010	—	—	—	—	—	4,587	4,587

BALANCES, September 30, 2010	—	$—	100,000	$100	$—	$12,354	$12,454

 See accompanying notes report of independent registered public accounting firm.

(7)

AQUALIV, INC.
STATEMENTS OF CASH FLOWS
	For the Years Ended September 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,587	$7,780
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	424	—
Net (increase) decrease in operating assets:
Inventory	(3,576)	—
Net increase (decrease) in operating liabilities:
Income tax payable	810	1,373
Accounts payable	120	171

Net Cash Provided by Operating Activities	2,365	9,324

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for property and equipment	(3,546)	(8,750

Net Cash Used in Investing Activities	(3,546)	(8,750

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of capital stock issuance	—	7,498

Net Cash Provided by Financing Activities	—	7,498

NET INCREASE (DECREASE) IN CASH	(1,182)	8,072

CASH AT BEGINNING OF PERIOD	8,995	922

CASH AT END OF PERIOD	$7,813	$8,995

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Other none cash financing activities
Stockholder distribution of fixed assets	$8,326	$-
Cash paid during the period for:
Interest	$-	$-
Income taxes	$-	$-

See accompanying notes and report of independent registered public accounting firm.

(8)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – AquaLiv, Inc. (the “Company”), incorporated under the laws of the state of Washington on March 13, 2008. On December 16, 2010, 50% the Company’s outstanding stock was purchased by Infrared Systems International (“ISI”), a company incorporated under the laws of Nevada. The Company currently operates independently with consolidated financials of ISI.

Nature of Operations – Our research has revealed that all substances have an inherent information signature. Biological systems naturally understand this information and respond to it. While science has not previously detected this powerful aspect of our natural world, AquaLiv's technology can already record, catalog, and mix this bioinformation into unique composites. These composites are designed for specific applications and then programmed into water for delivery to biological systems. With direct applications in the industries of water purification, environmental science, agriculture, animal husbandry, personal use products, and medicine, AquaLiv is poised to provide innovative ingredient-free solutions to the world's problems. We currently deliver products in the form of our AquaLiv Water Systems, AquaLiv Water Stick, and Infotone Face Mist.

Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Deferred Taxes – The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Cash and Cash Equivalents – For purposes of the Statements of Cash Flows, the Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents.

Property and Equipment –Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining from three to seven years.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

During the fiscal year ended September 30, 2010, the Company purchased $3,546 worth of equipment, recorded depreciation of $424, and disposed of $8,326 worth of equipment during that same fiscal year. During the fiscal year ended September 30, 2009, the Company purchased $8,750 worth of equipment during that same fiscal year.

Inventory – Inventory consists primarily of ceramics, facets, cartridges, and filters.  Inventory is valued at the lower of cost or market determined by the first in, first out (FIFO) method. For the fiscal year ended September 30, 2010, the Company accounted for $3,576 worth of physical inventory on hand, compared to $0 during the fiscal year ended September 30, 2009.

 Revenue Recognition – The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when services are realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met:

(i)     persuasive evidence of an arrangement exists,

(ii)    the services have been rendered and all required milestones achieved,

(iii)   the sales price is fixed or determinable, and

(iv)  collectability is reasonably assured.

(9)

Gain Per Share - Net gain per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net gain per share is computed by dividing net gain by the weighted average number of shares of common stock outstanding during the period. Diluted net gain per share is computed by dividing net gain by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period. There were no potentially dilutive shares outstanding as of September 30, 2010 and 2009.

Recent Accounting Pronouncements - The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

As a result of the Company’s implementation of the Codification during the fiscal year ended September 30, 2010, previous references to new accounting standards and literature are no longer applicable. In the current annual financial statements, the Company will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

FASB Accounting Standards Codification (Accounting Standards Update (“ASU”) 2009-01) – In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the Company’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the Company’s financial statements or disclosures as a result of implementing the Codification during the fiscal year ended September 30, 2009.

Subsequent Events (Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”) – SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the Company. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the Company’s financial statements. The Company evaluated for subsequent events through the issuance date of the Company’s financial statements. Other than those listed below, no recognized or non-recognized subsequent events were noted.

NOTE 2 - PROPERTY AND EQUIPMENT

	Estimated Useful Lives	September 30, 2010	September 30, 2009
Vehicles and hauler	7 years	8,750	8,750
Computers and peripherals	5 years	3,546	-
		12,296	-
Less disposal of assets		(8,326)	-
Less accumulated depreciation		(424)	-
Net property and equipment		$ 3,546	$ 8,750

NOTE 3 – STOCKHOLDERS’ EQUITY

During the fiscal year ended September 30, 2009, there were $7,498 in stockholder contributions made. During the fiscal year ended September 30, 2010, there was a return of capital in the amount of $8,326.

During the fiscal years ended September 30, 2010 and 2009, the Company made shareholder distributions in the amounts of $3,244 and $0, respectively.

NOTE 4 – INCOME TAXES

At fiscal years ended September 30, 2010 and 2009, the Company did not have a federal net operation loss carryover.

The income tax provision consists of the following components for the years ended September 30, 2010 and 2009:

	2010	2009
Current income tax expense	$ 810	$ 1,373
Deferred income tax expense	-	-

Net income tax expense charged to operations	$ 810	$ 1,373

 The income tax provision differs from the amounts that would be obtained by applying the federal statutory income tax rate to loss before income tax provision as follows for the years ended September 30, 2010 and 2009:

	2010	2009
Gain before income tax provision	$ 5,397	$ 9,153
Expected federal income tax rate	15.0%	15.0%
Expected income tax expense at
statutory rate	$ 810	$ 1,373
Tax effect of:
Meals and entertainment	-	-
Change in valuation allowance	-	-
Net income tax expense (benefit)	$ 810	$ 1,373

The Company's deferred tax assets, deferred tax liabilities, and valuation allowance are as follows:

	September 30, 2010	September 30, 2009
Deferred tax assets:
Net operating loss carryovers	$ -	$ -
Valuation allowance	-	-
Total deferred tax assets	$ -	$ -

(10)

NOTE 5 – LEASE COMMITMENTS

The Company entered into a lease agreement with Mark Shaffer on January 18, 2010 to lease approximately 1,625 square feet of commercial property in Lacey, Washington to be used as their office and warehouse space. The Company leased the space for $1,175 per month. The lease term was for a one year period beginning January 18, 2010 and ending January 31, 2011.

The Company entered into a lease agreement with NW Work Lofts Limited Partnership on January 27, 2011 to lease approximately 1,341 square feet of commercial property in Seattle, Washington to be used as their office and warehouse space. The Company leases the space for $1,788 per month. The lease term is for a six month period beginning February 12, 2011 and ending August 12, 2011.

The lease expense totaled $20,538 and $21,508 for the years ended September 30, 2010 and 2009, and is recorded under the expense line: rent.

Future minimum lease payments at September 30, 2010, are as follows:

Year Ended September 30,	Amount
2011	$ 11,903
2012	-
Total	$ 11,903
======

NOTE 6 – SUBSEQUENT EVENTS

On December 16, 2010, 50% of the Company’s outstanding common stock was purchased by Infrared Systems International.

(a)    Pro Forma Financial Information

The following pro forma financial statements of Infrared Systems International and AquaLiv, Inc. are set forth below: (Unaudited) Condensed Pro Forma Balance Sheet of Infrared Systems International and AquaLiv, Inc. as of September 30, 2010, and the (Unaudited) Condensed Pro Forma Statements of Operations for the twelve months ended September 30, 2010 and 2009.

PRO FORMA FINANCIAL STATEMENTS

The following (unaudited) condensed pro forma balance sheet reflects the financial position of Infrared Systems International as of September 30, 2010 as if the merger with AquaLiv, Inc. had been completed as of that date, and the (unaudited) condensed pro forma statements of operations for Infrared Systems International for the years ended September 30, 2010 and 2009, as if the merger had been completed as of those dates. The merger was actually consummated on December 16, 2010.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company’s year end. The pro forma financial statements should be read in conjunction with Infrared Systems International’s financial statements and related notes thereto contained in Infrared Systems International’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the acquisition) and AquaLiv, Inc.’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made as of the dates of the pro forma’s. Accordingly, the accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for the purposes of developing the pro forma combined financial information.

(12)

INFRARED SYSTEMS INTERNATIONAL AND AQUALIV, INC.

(Unaudited) Condensed Pro Forma Balance Sheet

As of September 30, 2010

ASSETS
	Infrared Systems		(Unaudited)	(Unaudited)
	International	AquaLiv	Adjustments	Total
CURRENT ASSETS:
Cash	$1,034	$7,813	$—	$8,847
Accounts receivable	16,008	—	—	16,008
Total Current Assets	17,042	7,813	—	24,855

PROPERTY AND EQUIPMENT, net	5,000	3,546	—	8,546

INVENTORY	—	3,576	—	3,576

TOTAL ASSETS	$22,042	$14,936	$—	$36,978

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$100,513	$298	$—	$100,811
Credit cards payable	46,262	—	—	46,262
Income tax payable	—	2,183	—	2,183
Notes payable	260,695	—	—	260,695
Other liabilities	36,599	—	—	36,599
Total Current Liabilities	444,069	2,481	—	446,550

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value, 50,000,000 shares
authorized, no shares issued and outstanding	286	—	—	286
Common stock, $0.001 par value, 500,000,000 shares
authorized, 187,243,870 shares issued and outstanding	187,244	—	—	187,244
Common stock, $0.001 par value, 100,000 shares
authorized, 100,000 shares issued and outstanding	—	100	(100)	—
Capital in excess of par value	1,414,898	—	100	1,414,898
Retained earnings (deficit)	(2,024,455)	12,354	—	(2,012,101)
Total Stockholders' Equity (Deficit)	(422,027)	12,454	—	(409,573)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$22,042	$14,936	$—	$36,978

See accompanying notes to (unaudited) pro forma financial statements.

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INFRARED SYSTEMS INTERNATIONAL AND AQUALIV, INC.

(Unaudited) Condensed Pro Forma Statement of Operations

For the Year Ended September 30, 2010

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	AquaLiv	Adjustmg	Total
REVENUES:
Royalty	$109,190	$—	—	$109,190
Service	75,292	—	—	75,292
Sales	—	421,570	—	421,570
Total Revenues	184,482	421,570	—	606,052

COST OF GOODS SOLD	50,171	179,593	—	229,764

GROSS PROFIT	134,312	241,977	—	376,288

OPERATING EXPENSES:
Bad debts	140,726	—	—	140,726
Consulting fees	78,369	—	—	78,369
Credit card processing	—	13,891	—	13,891
Payroll expense	86,374	82,948	—	169,322
Professional fees	97,698	—	—	97,698
Travel, meals, and entertainment	8,439	—	—	8,439
Management fees	55,802	—	—	55,802
Marketing and advertising	—	68,098	—	68,098
Rent	—	20,538	—	20,538
Research and development	595	—	—	595
Loss on goodwill impairment, Focus	305,000	—	—	305,000
Loss on impairment of assets, IAI	34,970	—	—	34,970
Loss on impairment of note receivable	170,000	—	—	170,000
Other general and administrative	140,765	47,862	—	188,627
	________________	_________________	_________________	_________________
Total Operating Expenses	1,118,738	233,336	—	1,352,074
	________________	_________________	_________________	_________________

INCOME (LOSS) FROM OPERATIONS	(984,426)	8,640	—	(975,786)

OTHER INCOME (EXPENSE):
Interest expense	(24,177)	—	—	(24,177)
	________________	_________________	_________________	_________________

INCOME (LOSS) BEFORE INCOME TAX PROVISION	(1,008,604)	8,640	—	(999,963)

PROVISION FOR INCOME TAXES	—	(810)	—	(810)
SHAREHOLDER DISTRIBUTION	—	(3,244	—	(3,244)
	________________	_________________	_________________	_________________

NET INCOME (LOSS)	$(1,008,604)	$4,587	$ —	$(1,004,017)
	===============	===============	===============	===============

See accompanying notes to (unaudited) pro forma financial statements.

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INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.

(Unaudited) Condensed Pro Forma Statement of Operations

For the Year Ended September 30, 2009

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	AquaLiv	Adjustments	Total
REVENUES:
Royalty	$114,400	$—	$—	$114,400
Sales	—	296,126	—	296,126
Total Revenues	114,400	296,126	—	410,526

COST OF GOODS SOLD	—	155,314	—	155,314

GROSS PROFIT	114,400	140,812	—	255,212

OPERATING EXPENSES:
Credit card processing	—	10,431	—	10,431
Payroll expense	—	12,143	—	12,143
Professional fees	54,604	—	—	54,604
Travel, meals, and entertainment	24,423	—	—	24,423
Management fees - related parties	20,413	—	—	20,413
Marketing and advertising	—	47,498	—	47,498
Rent	—	21,508	—	21,508
Research and development	2,596	—	—	2,596
Other general and administrative	32,915	40,079	—	72,994
	________________	_________________	_________________	_________________
Total Operating Expenses	134,951	131,659	—	266,610
	________________	_________________	_________________	_________________

INCOME (LOSS) FROM OPERATIONS	(20,551)	9,153	—	(11,398)

OTHER INCOME (EXPENSE):
Interest expense	(2,727)	—	—	(2,727)
	________________	_________________	_________________	_________________

INCOME (LOSS) BEFORE INCOME TAX PROVISION	(23,278)	9,153	—	(14,125)

PROVISION FOR INCOME TAXES	—	(1,373)	—	(1,373)
	________________	_________________	_________________	________________

NET INCOME(LOSS)	$(23,278)	$7,780	$—	$(15,498)
	===============	================	================	=================

See accompanying notes to (unaudited) pro forma financial statements.

(15)

NOTES – Adjustments to (Unaudited) Condensed Pro Forma Statements as of September 30, 2010.

On December 16, 2010, AquaLiv, Inc., pursuant to the terms of an acquisition between Craig Hoffman, AquaLiv, Inc. and Infrared Systems International, became a subsidiary of Infrared Systems International. As part of the consolidation, the equity section of AquaLiv, Inc. has been eliminated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

March 9, 2011       INFRARED SYSTEMS INTERNATIONAL

By: /s/ William M. Wright /s/

 William M. Wright, President & CEO